           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.___)

Filed by the registrant [x]
Filed by a party other than the registrant[ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[x] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                           Cooper life Sciences, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                Board of Directors of Cooper Life Sciences, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
    [x] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

        (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

--------------------------------------------------------------------------------
        (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
        (5)  Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing party:
--------------------------------------------------------------------------------
    (4) Date filed:
--------------------------------------------------------------------------------

                           COOPER LIFE SCIENCES, INC.
                                  160 BROADWAY
                            NEW YORK, NEW YORK 10038
                               TEL: (212) 791-5362
                             -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 9, 1997
                           --------------------------

To the Stockholders of
COOPER LIFE SCIENCES, INC.

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cooper Life Sciences, Inc., a Delaware corporation (the "Company"), will be held on April 9, 1997, at 10:00 A.M. eastern standard time, at 405 Lexington Avenue, 14th Floor, New York, New York 10174, for the purpose of considering and acting upon the following:

        1.  The election of a Board of four directors.

        2. The ratification of the appointment of Grant Thornton LLP as independent certified public accountants of the Company for the fiscal year ending October 31, 1997.

        3. The transaction of such other business as may properly come before the meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on February 28, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting or any adjournments thereof.

        Enclosed with this Notice are a Proxy Statement, a proxy card and return envelope, and the Company's Annual Report to Stockholders for the fiscal year ended October 31, 1996 (which includes the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission).

        All stockholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED.


                                            By Order of the Board of Directors



                                            Harold L. Schneider
                                            Secretary

Dated: February 28, 1997

                           COOPER LIFE SCIENCES, INC.
                                  160 BROADWAY
                            NEW YORK, NEW YORK 10038
                                -----------------
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  APRIL 9, 1997
                                ----------------

INFORMATION REGARDING PROXIES

        The accompanying proxy is solicited by and on behalf of the Board of Directors of Cooper Life Sciences, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on April 9, 1997, at 10:00 A.M. eastern standard time, at 405 Lexington Avenue, 14th Floor, New York, New York 10174 and at any adjournment or postponements thereof (the "Annual Meeting"). This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about March 4, 1997.

        The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by the use of the mail, directors, officers and other employees of the Company, acting on its behalf, may solicit proxies by telephone, telegraph, facsimile or personal interview. The Company will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons. It is estimated that said costs will be nominal.

OUTSTANDING STOCK AND VOTING RIGHTS

        The Board of Directors has fixed the close of business on February 28, 1997 as the record date for the determination of stockholders of the Company who are entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on that date, an aggregate of 2,157,195 shares of the Company's Common Stock were outstanding, each of which is entitled to one vote on each matter to be voted upon at the Annual Meeting.

VOTING PROCEDURES

        When a proxy card in the form enclosed with this Proxy Statement is returned properly executed, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions indicated thereon. If a proxy card is properly executed but no directions are indicated, the shares will be voted FOR each of the nominees for director as shown on the form of proxy card and FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent certified public accountants for the fiscal year ending October 31, 1997. The Board of Directors does not know of any other business to come before the Annual Meeting. If any other matters, however, should properly come before the Annual Meeting or any adjournment or postponement thereof for which specific authority has not been solicited from the stockholders, then, to the extent permissible by law, the persons voting the proxies will use their discretionary authority to vote thereon in accordance with their best judgment. A stockholder who executes and returns the enclosed proxy card may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, by executing a subsequently dated proxy card or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and returned a proxy card does not alone revoke such proxy.

        The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is established if, as of the record date, at least a majority of the outstanding shares of Common Stock are present in person or represented by proxy at the Annual Meeting. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of American Stock Transfer & Trust Company, the Company's transfer agent. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the Annual Meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the Annual Meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

                        PROPOSAL I: ELECTION OF DIRECTORS

        At this years Annual Meeting, four (4) nominees will be elected to hold office as directors. The four persons listed below have been nominated to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. All of the nominees are currently directors of the Company. In the unexpected event that any of such nominees should become unable or decline to serve, proxies may be voted for the election of substitute nominees as are designated by the Company's Board of Directors.

        The names of the nominees for election as directors are listed below, together with certain personal information, including the present principal occupation and recent business experience of each nominee. Each of the persons named below has indicated to the Board of Directors of the Company that he will be able to serve.

                                                                        YEAR
                                                                      COMMENCED
                                                                      SERVING AS
                                                                      A DIRECTOR
               NAME, PRINCIPAL OCCUPATION                               OF THE
               AND OTHER DIRECTORSHIPS                        AGE      COMPANY
               -----------------------                        ---      -------

William L. Cohen                                              55        1993
      Mr.  Cohen has been a  director  since July 1993.
      Mr. Cohen is President, Chief Executive Officer and Chairman of the Board of Andover Togs, Inc., an apparel manufacturing company, positions he has held for more than the past five years.

Moses Marx                                                    61        1995
      Mr. Marx has been a director  since May 1995. Mr.
      Marx  has  been  a  general   partner  in  United
      Equities  Company (a securities  brokerage  firm)
      since  1954  and  a  general  partner  in  United
      Equities   Commodities   Company  (a  commodities
      brokerage  firm) since 1972. He is also President
      of Momar Corp. (an investment company).  Mr. Marx
      is a director of Bio Technology  General Corp. (a
      developer  and   manufacturer  of   biotechnology
      products)  and  The  Cooper  Companies,  Inc.  (a
      developer   and    manufacturer   of   healthcare
      products).

Steven Rosenberg                                              48        1995
      Mr. Rosenberg has been a director since May 1995.
      Mr.  Rosenberg has been Vice  President and Chief
      Financial  Officer of the Company  since 1990 and
      since  May  1995,  he has also  served  as acting
      President.  From  September  1987  through  April
      1990,  he served as  President  and  Director  of
      Scomel  Industries,  Inc.,  a company  engaged in
      international   marketing  and  consulting.   Mr.
      Rosenberg is a director of The Cooper Companies, Inc.

Randolph B. Stockwell                                         49        1988
      Mr.  Stockwell  has been a  director  since  July
      1988. He has been private investor for over ten years and has served in various capacities with the Community Bank, a commercial bank, from September 1972 to January 1987.

        There are no family relationships (whether by blood, marriage or adoption) among any of the Company's current directors or executive officers.


BOARD COMMITTEES, MEETINGS AND COMPENSATION

        The Board of Directors of the Company has established an Audit Committee and a Stock Incentive Committee. The Company does not have a nominating committee or a compensation committee. The Audit Committee and the Stock
Incentive Committee are comprised of Messrs. Cohen and Stockwell. The Audit Committee's functions include reviewing with the independent auditors the plan and result of the auditing engagement, reviewing the adequacy of the Company's system of internal accounting controls, and considering the range of audit and nonaudit services. The Stock Incentive Committees's functions presently consist of the administration of the Company's 1991 Stock Incentive Plan.

        During the fiscal year ended October 31, 1996, the Board met once and acted once by written consent and the Audit Committee met once. The Stock Incentive Committee did not meet during fiscal 1996.

        For a description of compensation paid to Directors, see "Management Compensation - Compensation of Directors."

        Directors are elected annually by the stockholders.

                    SECURITIES HELD BY MANAGEMENT AND OTHERS

SECURITIES HELD BY MANAGEMENT

        The following table sets forth certain information regarding ownership of the Company's Common Stock as of February 14, 1997, by each director, the only executive officer named in the Summary Compensation Table set forth below (who is also a director of the Company), and by all directors and executive officers as a group.

                                              Number of             Percent
                                               Shares               of Class
                                               ------               --------
William Cohen                                    1,000(1)              *

Moses Marx (2)                               1,155,620              53.5%

Steven Rosenberg                                30,000(3)            1.4%

Randolph B. Stockwell                            1,500(4)              *


All executive officers and directors
  as a group (4 persons)                     1,188,120(5)           54.2%
----------------
 *  Less than 1%.

(1) Issuable upon the exercise of options which have been granted to Mr. Cohen under the Company's Stock Option Plan for Non-Employee Directors.
(2)     Mr. Marx's address is 160 Broadway, New York, NY 10038
(3) Issuable upon the exercise of outstanding options which have been granted to Mr. Rosenberg under the Company's 1991 Stock Incentive Plan.
(4) Issuable upon the exercise of options which have been granted to Mr. Stockwell under the Company's Stock Option Plan for Non-Employee Directors.
(5) Includes 32,500 shares of Common Stock which are issuable upon the exercise of outstanding options.

PRINCIPAL SECURITYHOLDERS

        The following table sets forth certain information regarding ownership of the Company's Common Stock as of February 14, 1997, by the only party (other than Mr. Marx - See "Securities Held by Management" above) which has advised the Company that it owns more than five percent (5%) of the Company's Common Stock.

                                           Common Stock Beneficially Owned
                                           -------------------------------
                                           Number of               Percent
                                            Shares                 of Class
                                            ------                 --------
Estate of Mel Schnell(1)                    150,000                   6.5%
6 Maiden Lane, New York, NY 10038
--------

(1) Based upon filings made by the estate of Mr. Schnell with the Securities and Exchange Commission. Represents 150,000 shares of Common Stock which are issuable upon the exercise of options granted to Mr. Schnell, while President of the Company, under the Company's 1991 Stock Incentive Plan.

                             MANAGEMENT COMPENSATION

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

        The table below shows compensation paid in or with respect to each of the last three fiscal years to the person who served as the Company's chief executive officer during fiscal 1996. No other executive officer received annual cash compensation in excess of $100,000.

                               Annual Compensation
                               -------------------
Name and
Principal Position                  Year            Salary
------------------                  ----            ------
Steven Rosenberg(1)                 1996           $ 90,000
 Vice President (Acting             1995           $ 90,000
 President) and Chief               1994           $ 90,000
 Financial Officer

------------------
(1) Mr. Rosenberg assumed the position of Acting President in May 1995, following the death of Mr. Schnell.

        No stock options were granted or exercised during the fiscal year ended October 31, 1996. The table below shows the fiscal year-end value of unexercised options held by the Company's only executive officer.

                 AGGREGATE OPTION EXERCISES IN FISCAL YEAR ENDED
               OCTOBER 31, 1996 AND FISCAL YEAR END OPTION VALUES

                                      NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                                    UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                  SHARES ACQUIRED  OPTIONS AT FISCAL YEAR END     AT FISCAL YEAR END
NAME                ON EXERCISE     EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE *
----                -----------     -------------------------   ---------------------------

Steven Rosenberg        -0-            30,000 /       0           $ 93,750  / $    0

* Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the year-end market value of the Common Stock.

EMPLOYMENT AGREEMENT

        Pursuant to an employment agreement between the Company and Steven Rosenberg dated as of November 1, 1994 (the "1994 Agreement"), Mr. Rosenberg agreed to continue to serve as the Company's Vice President and Chief Financial Officer during the three year period ending on October 31, 1997 (previously, he had been serving in that capacity on an "at will" basis). The 1994 Agreement provided that during the period of employment Mr. Rosenberg shall devote all of his business time to the business of the Company and its subsidiaries as is from time to time appropriate under the circumstances. As compensation for such services, Mr. Rosenberg is paid a base salary at the rate of $90,000 per annum, plus such annual bonus payments as the Board of Directors of the Company may in its discretion determine to be appropriate under the circumstances.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
COMPENSATION DECISIONS

        The Company does not have a Compensation Committee of its Board of Directors. Decisions as to compensation are made by the Company's Board of Directors. During the Company's fiscal year ended October 31, 1996, none of the executive officers of the Company has served on the board of any other entity, any of whose officers has served on the Board of Directors of the Company.

REPORT ON EXECUTIVE COMPENSATION

        There is no Compensation Committee of the Board of Directors or other committee of the Board performing equivalent functions. As noted above, compensation of the Company's executive officers is determined by the Board of Directors. There is no formal policy for the Company's executive officers, other than the existing employment agreement with Mr. Rosenberg.

        The Board of Directors has appointed a Stock Option Committee which has made grants under, and administered, the 1991 Stock Incentive Plan. The Committee will continue to make grants and administer the 1991 Stock Incentive Plan.

        Total compensation for executive officers consists of a combination of salaries and stock option awards. The salary of the Company's Vice President-Finance is fixed annually by the terms of his employment agreement with the Company. Executive officers shall be entitled to receive such annual bonuses as the Board of Directors may in its discretion determine to be appropriate under the circumstances, based upon, with respect to each fiscal year, the Company's results of operations and progress with respect to the achievement of its strategic goals, the executive officers' performance, and such other factors as the Board of Directors deems to be relevant. No bonuses were paid to any executive officer in 1996. Stock option awards under the Company's 1991 Stock
Incentive Plan are intended to attract, motivate and retain senior management personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock.

COMPENSATION OF DIRECTORS

        Each director who is not an employee of the Company receives monthly fees of $1,000 for serving as a director of the Company and $1,000 for each day during which he participates in a meeting of the Board and, if on a separate day, $500 for each day during which he participates in a meeting of a committee of the Board of which is a member. In addition, see "Stock Option Plan for Non-Employee Directors" below.

BENEFIT PLANS

        Except as set forth below under "Stock Plans", the Company does not maintain any pension, profit-sharing or other incentive compensation plans for the benefit of any of its current employees.

STOCK PLANS

        In 1991, the Board of Directors of the Company adopted a Stock Option Plan for Non-Employee Directors (the "Stock Option Plan for Non-Employee Directors") and a 1991 Stock Incentive Plan (the "1991 Stock Incentive Plan"). A brief description of each plan is as follows:

STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

        Up to 25,000 shares of common stock may be issued pursuant to the Stock Option Plan for Non-Employee Directors (subject to appropriate adjustment in the event of changes in the corporate structure of the Company). The Stock Option Plan for Non-Employee Directors provides that each director of the Company who is not an employee of the Company or any subsidiary (and who has not been an employee for at least one year prior to the date of grant) shall be automatically granted an option to purchase up to 500 shares of common stock of the Company on the date of each annual meeting of stockholders at which he or she is elected as a director of the Company. Only nonqualified options may be granted under the Stock Option Plan for Non-Employee Directors. The option exercise price shall be equal to the fair market value of a share of common stock of the Company on the date of the grant, and the options granted become exercisable six months after issuance.

        Pursuant to the Stock Option Plan for Non-Employee Directors, on April 8, 1992, the Company granted nonqualified options to two nonemployee directors of the Company to each purchase 500 shares of the Company's common stock at an exercise price of $6.75 per share (which options will expire in April 1997). Pursuant to the Plan, on October 13, 1994, the Company granted nonqualified options to its two current nonemployee directors to each purchase 500 shares of the Company's common stock at an exercise price of $9.75 per share which options will expire in October 1999. Pursuant to the Plan, on April 11, 1995, the Company granted nonqualified options to its two current nonemployee directors to each purchase 500 shares of the Company's common stock at an exercise price of $15.00 per share which options will expire in April 2000.

1991 STOCK INCENTIVE PLAN

        The 1991 Stock Incentive Plan permits the granting of awards in the forms of nonqualified stock options, incentive stock options, restricted stock, deferred stock, and other stock-based incentives. Up to 300,000 shares of common stock of the Company may be issued pursuant to the 1991 Stock Incentive Plan (subject to appropriate adjustment in the event of changes in the corporate structure of the Company). Officers and other key employees of the Company or any subsidiary are eligible to receive awards under the 1991 Stock Incentive Plan. The option exercise price of all options which are granted under the 1991 Stock Incentive Plan must be at least equal to 100% of the fair market value of a share of common stock of the Company on the date of grant.

        Pursuant to the 1991 Stock Incentive Plan, on October 6, 1991, the Committee administering the Plan granted nonqualified stock options to the Company's President to purchase up to 150,000 shares of common stock at a purchase price of $7.00 per share and to the Company's Vice President to purchase up to 15,000 shares of common stock at a purchase price of $7.00 per share. The option granted to the Company's President terminates on the eighth anniversary of its effective date and the option granted to the Company's Vice President terminates on the fifth anniversary of its effective date.

        On October 13, 1994, the Committee granted additional noqualified stock options to the Company's Vice President to purchase up to 15,000 shares of common stock at a purchase price of $9.75 per share which terminates on the fifth anniversary of its effective date.

                                PERFORMANCE GRAPH

        The following graph compares the cumulative total return on the Company's common stock with the cumulative total return of The Nasdaq Stock Market Total Return Index for the five-year period ended October 31, 1996. The graph assumes that the value of the investment in the Company and the index was $100 on October 31, 1991 and assumes that all dividends were reinvested. The Company has not paid any dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation and not upon reinvested dividends. The Company has not had significant operating businesses or operations in a primary business segment to which a meaningful comparison of the Company's performance for the five-year period ended October 31, 1996 can be made.

              RETURN TO SHAREHOLDERS OF COOPER LIFE SCIENCES, INC.


======================================================================================================================
                         10/31/91      10/31/92        10/31/93        10/31/94        10/31/95       10/31/96
----------------------------------------------------------------------------------------------------------------------
Cooper Life              $100          $ 92.59         $118.52         $148.15         $125.93        $170.37
Sciences, Inc.
----------------------------------------------------------------------------------------------------------------------
NASDAQ Market            $100          $112.76         $145.29         $146.07         $196.54        $232.22
Total Return
Index
======================================================================================================================




              PROPOSAL II: RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors has appointed the firm of Grant Thornton LLP, certified public accountants, to audit and opine upon the consolidated financial statements of the Company for the fiscal year ending October 31, 1997, such appointment to continue at the pleasure of the Board of Directors and to be subject to ratification by the stockholders. Grant Thornton LLP has acted as auditors of the Company since 1992. The stockholders are asked to ratify such appointment.

        The Board of Directors expects that one or more representatives of Grant Thornton LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                                  OTHER MATTERS

        The Board of Directors of the Company knows of no other matters to be presented at the Annual Meeting, but if any such matters properly come before the Annual Meeting, it is intended that the persons holding the accompanying proxy will vote in accordance with their best judgement.


                                 RECOMMENDATIONS

        The Board of Directors of the Company recommends that the stockholders vote FOR the election of the nominees for director named in this Proxy Statement and FOR ratification of the appointment of Grant Thornton LLP as independent auditors.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

        A stockholder proposal must be received by the Company on or prior to November 6, 1997 at the address of the Company set forth on the first page of this Proxy Statement in order to be eligible for inclusion in the Company's proxy statement for the next annual meeting of stockholders. Any such proposal should be directed to the Secretary of the Company.

                                            By Order of the Board of Directors

                                            Harold L. Schneider
                                            Secretary

Dated: February 28, 1997

                                  Appendix 1
                                  Proxy Card

                           COOPER LIFE SCIENCES, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

        The undersigned hereby appoints Harold L. Schneider and Steven Rosenberg as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of Common Stock of Cooper Life Sciences, Inc. (the "Company") held of record by the undersigned on February 28, 1997, at the Annual Meeting of Stockholders to be held on April 9, 1997 or any adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE.)


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A  [X] Please mark your
       votes as in this
       example.

                     WITHHOLD AUTHORITY
                     to vote for all nominees
                FOR  listed at right.
1. ELECTION OF [  ]    [  ]                   Nominees: William L. Cohen
   DIRECTORS                                            Moses Marx
                                                        Steven Rosenberg
FOR all nominees                                        Randolph B. Stockwell
(listed except as
marked to the
contrary below)

------------------------------

                                                           FOR   AGAINST ABSTAIN
2. Proposal to ratify the selection of Grant Thornton LLP  [  ]    [  ]     [  ]
   to serve as the Company's independent auditors for fiscal 1997

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF INSTRUCTION, THIS PROXY WILL BE VOTED FOR THE 4 NOMINEES FOR ELECTION, AND FOR PROPOSAL 2.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.






SIGNATURES:_______________________________________________ Date:________________
NOTE: Please sign exactly as name or names appear on stock certificate (as indicated hereon.)